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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         March 19, 1998 (March 17, 1998)
                    -----------------------------------------
                Date of Report (Date of earliest event reported)


                                    Bestfoods
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                        1-4199                           36-2385545
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(State or Other Jurisdiction of    (Commission File Number)        (IRS Employer Identification
         Incorporation)                                                       Number)


700 Sylvan Avenue
International Plaza
Englewood Cliffs, New Jersey                   07632-9976
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(Address of Principal Executive Offices)       (Zip Code)


                                 (201) 894-4000
                  --------------------------------------------
               Registrant's telephone number, including area code
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Item 5. Other Events.

      Reference is made to the press release issued by Registrant on March 17, 1998 filed herewith as Exhibit 1 describing the Company's declaration of a two-for-one stock split. Exhibit 1 is incorporated by such reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

Exhibit 1 Registrant's Press Release issued on March 17, 1998.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 1998                BESTFOODS


                                    By: /s/ HANES A. HELLER
                                        --------------------------
                                        Vice President, General Counsel and
                                        Secretary